UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2014
INDEPENDENCE RESOURCES PLC
(Exact name of registrant as specified in its charter)
United Kingdom	000-14691	77-0039728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
254 W. HANLEY AVE. SUITE A		83815
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(208)209-9868
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Item 5.02                 Departure of Certain Officers and Directors

On April 16, 2011, we received a resignation from John J. May, a Director of the Company. On April 18, 2014 we received a resignation from Donna Miller, the Chief Financial Officer (CFO) of the Company.  Mr. May’s and Ms. Miller’s resignations were not the result of any disagreements with our company regarding its operations, policies, practices or otherwise.

Mr. John P. Ryan, current CEO of the Company, shall act as interim CFO of the Company until a replacement for Ms. Miller can be found. The Board has not yet considered a replacement for Mr. May.

Our board of directors now consists of John Ryan, Kerry Dukes, and Tony Williams.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE RESOURCES PLC

JOHN P. RYAN
John P. Ryan
President and Director

Date:	April 22, 2014